ALLIANCE
                             ---------------------
                               VARIABLE PRODUCTS
                             ---------------------
                                  SERIES FUND
                             ---------------------
                                U.S. GOVERNMENT/
                             ---------------------
                             HIGH GRADE SECURITIES
                             ---------------------
                                   PORTFOLIO
                             ---------------------


                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The U.S. Government/High Grade Securities Portfolio (the "Portfolio") seeks a high level of current income consistent with the preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

MARKET REVIEW

Following a strong first half of the year, the U.S. economy lost momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

The U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index (the "Index") returned 11.63% during 2000 - its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the Index, U.S. Treasuries posted the strongest result at 13.52%, followed by commercial mortgage-backed securities (CMBS) at 13.47%, U.S. agencies at 12.18%, mortgage-backed securities (MBS) at 11.16%, asset-backed securities (ABS) at 10.84% and investment-grade corporates at 9.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Real estate markets in general remained healthy, and capital market participation in commercial real estate finance should mitigate some of the valuation fluctuations that have occurred in the past. In addition, the Department of Labor finally declared all investment-grade classes of CMBS to be ERISA eligible, which increased demand incrementally for double A through triple B rated CMBS securities. Rising prepayment expectations dampened MBS performance, though less so than we had anticipated. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

INVESTMENT RESULTS

For the 12-month period ended December 31, 2000, the Portfolio returned 11.08%, compared with 12.78% for its composite benchmark (a blend of 67% Lehman Brothers
(LB) Government Bond Index and 33% LB Credit Bond Index). In the first half of the year, our maturity structure detracted from our relative performance: our Treasury holdings were in a barbell structure, between short and long maturities when the Treasury yield curve became less inverted during the second quarter. However, our subsequent repositioning of our maturity structure in anticipation of a steepening yield curve added significantly to our relative returns in the second half of the year. In fact, our concern regarding a slowing economy and the resulting decline in interest rates proved well justified.

The stock market weakened, consumers scaled back and the Treasury yield curve steepened as a result of slowing economic growth. The Portfolio also benefited from our underweighting of the corporate sector in light of slowing economic growth, and from our focus on higher-quality corporates in a deteriorating credit environment. The agency sector, in which we gradually increased holdings to an overweight position, also contributed to performance. Our mortgage security selection had the greatest negative impact on the Portfolio's relative returns. As interest rates declined and the Federal Reserve prepared to cut rates late in the year, the risk increased that homeowners would begin to refinance their higher-interest home loans. In response, we shifted into lower-coupon mortgage pass-throughs, which are better protected from this prepayment risk. When prepayment risk depressed mortgage performance less than we had anticipated in the fourth quarter, our holdings of lower-coupon mortgages dampened the Portfolio's relative performance.

INVESTMENT OUTLOOK

While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. In anticipation of a steepening yield curve, we are concentrating the Portfolio in intermediate maturities. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancings.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

U.S. Government/High Grade Securities Portfolio

o 1 Year                  11.08%
o 5 Years                  5.50%
o Since Inception (9/92)   5.95%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

o        Alliance US Government/High-Grade Securities Portfolio

o        67% LB Gov't Bond Index/33% LB Credit Bond Index

                              [PLOT POINTS TO COME]

           67% LB Gov't Bond Index/33% LB Credit Bond Index : $17,275
              U.S. Gov't/High Grade Securities Portfolio: $16,153

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respec-tive Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield -- Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility -- The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus -- The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond -- The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond -- The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond -- The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond -- The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond -- The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average -- The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average -- The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA -- The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT -- The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility -- The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology -- The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000 -- The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000 -- The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill -- The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond -- The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500 -- The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
  OBLIGATIONS - 71.6%
FEDERAL AGENCIES - 42.3%
Federal Home Loan Mortgage Corp.
  6.875%, 9/15/10 ..........................       $     1,245       $ 1,325,726
Federal National Mortgage
  Association
  6.00%, 12/15/05 ..........................             5,395         5,454,021
  6.00%, 3/01/29 ...........................             1,295         1,253,325
  6.00%, 3/01/29 ...........................             1,074         1,040,128
  6.00%, 6/01/29 ...........................                29            27,812
  6.50%, 7/01/30 ...........................             1,528         1,506,507
  6.63%, 10/15/07 ..........................             1,655         1,727,141
  6.75%, 8/15/02 ...........................             2,910         2,958,190
  7.00%, 2/01/12 ...........................             1,391         1,408,649
  7.00%, 2/01/15 ...........................             1,836         1,855,343
  7.00%, 2/01/30 ...........................             2,989         2,993,282
Government National Mortgage
  Association
  6.50%, 1/15/29 ...........................             2,170         2,145,377
  7.50%, 8/15/30 ...........................             2,407         2,447,957
                                                                     -----------
                                                                      26,143,458
                                                                     -----------

U.S. TREASURY
  SECURITIES - 29.3%
U.S. Treasury Bonds
  6.125%, 8/15/29 ..........................               135           146,834
  8.125%, 8/15/19 ..........................             3,875         5,009,058
  12.00%, 8/15/13 ..........................               840         1,186,760
U.S. Treasury Notes
  5.75%, 8/15/03 ...........................             6,025         6,112,543
  5.75%, 11/15/05 ..........................             1,375         1,419,908
  5.75%, 8/15/10 ...........................               285           298,671
  5.875%, 11/15/05 .........................             2,645         2,735,909
U.S. Treasury Strips
  Zero Coupon, 8/15/11 .....................             1,085           620,305
  Zero Coupon, 2/15/12 .....................             1,060           586,127
                                                                     -----------
                                                                      18,116,115
                                                                     -----------

Total U.S. Government/Agency
  Obligations
  (cost $42,967,541) .......................                          44,259,573
                                                                     -----------

CORPORATE DEBT
  OBLIGATIONS - 20.4%
AEROSPACE & DEFENSE - 1.0%
Raytheon Co.
  7.90%, 3/01/03 ...........................               625           642,783
                                                                     -----------

AIR TRANSPORTATION - 0.7%
United Air Lines, Inc.
  7.186%, 4/01/11 ..........................               400           408,498
                                                                     -----------

BANKING - 5.2%
Barclays Bank Plc
  8.55%, 6/15/11 (a)(b) ....................               415           435,981
Chase Manhattan Corp.
  6.375%, 4/01/08 ..........................               345           333,520
Citicorp
  6.375%, 11/15/08 .........................               350           340,541
Citigroup, Inc.
  7.25%, 10/01/10 ..........................               870           899,832
St. George Bank, Ltd.
  7.15%, 10/15/05 (a) ......................               500           506,160
Unicredito Italiano Capital Trust
  9.20%, 10/05/10 (a)(b) ...................               575           589,294
Wachovia Corp.
  6.375%, 4/15/03 ..........................                75            75,128
                                                                     -----------
                                                                       3,180,456
                                                                     -----------

BROADCASTING/MEDIA - 2.5%
AT&T Corp. - Liberty Media
  Group
  8.25%, 2/01/30 ...........................               625           571,683
Time Warner Entertainment Co.
  8.375%, 3/15/23 ..........................               300           325,066
  8.375%, 7/15/33 ..........................               575           625,834
                                                                     -----------
                                                                       1,522,583
                                                                     -----------

COMMUNICATIONS - 1.7%
British Telecommunications Plc
  8.625%, 12/15/30 .........................               325           326,289
Cox Communications, Inc. ...................
  7.75%, 11/01/10 ..........................               250           260,071
Qwest Capital Funding, Inc.
  7.90%, 8/15/10 (a) .......................               470           482,926
                                                                     -----------
                                                                       1,069,286
                                                                     -----------

FINANCE - 3.7%
Associates Corp. N.A.
  5.75%, 11/01/03 ..........................               575           567,596
Household Finance Corp.
  5.875%, 11/01/02 .........................             1,150         1,141,063
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10 ..........................               575           595,579
                                                                     -----------
                                                                       2,304,238
                                                                     -----------

FOOD/BEVERAGES - 1.6%
ConAgra Foods, Inc.
  7.50%, 9/15/05 ...........................               360           376,576
  8.25%, 9/15/30 ...........................               575           627,427
                                                                     -----------
                                                                       1,004,003
                                                                     -----------

NON-AIR TRANSPORTATION - 0.5%
Union Pacific Corp.
   6.625%, 2/01/29 .........................               350           316,945
                                                                     -----------

PUBLIC UTILITIES -
ELECTRIC & GAS - 1.3%
Cilcorp, Inc.
  9.375%, 10/15/29 .........................               325           359,460
KeySpan Corp.
  7.25%, 11/15/05 ..........................               275           286,152
TXU Corp.
  6.375%, 1/01/08 ..........................               165           156,162
                                                                     -----------
                                                                         801,774
                                                                     -----------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------
                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
RETAIL - 0.1%
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ..........................       $        75       $    78,268
                                                                     -----------

SOVEREIGN - 1.7%
International Bank For
  Reconstruction &
  Development
  7.00%, 1/27/05 ...........................               750           784,724
Quebec Province
  7.50%, 9/15/29 ...........................               250           270,152
                                                                     -----------
                                                                       1,054,876
                                                                     -----------

YANKEE BOND - 0.4%
Telefonica Europe BV
  7.75%, 9/15/10 ...........................               250           253,508
                                                                     -----------

Total Corporate Debt
  Obligations
  (cost $12,231,702) .......................                          12,637,218
                                                                     -----------

ASSET BACKED
  SECURITIES - 2.5%
Citibank Credit Card Issuance
  Trust
  6.875%, 11/15/09
  (cost $1,509,515) ........................             1,475        1,520,179
                                                                    -----------

SHORT-TERM
  INVESTMENT - 4.3%
TIME DEPOSIT - 4.3%
State Street Euro Dollar
  6.00%, 1/02/01
  (amortized cost
  $2,652,000) ..............................             2,652        2,652,000
                                                                    -----------

TOTAL INVESTMENTS - 98.8%
  (cost $59,360,758) .......................                         61,068,970
Other assets less
  liabilities - 1.2% .......................                            728,069
                                                                    -----------
NET ASSETS - 100% ..........................                        $61,797,039
                                                                    ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2000, the aggregate market value of these securities amounted to $2,014,361 or 3.3% of net assets.

(b)   Variable rate coupon, rate shown as of December 31, 2000.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $59,360,758) .....     $ 61,068,970
  Cash .......................................................              205
  Interest receivable ........................................          824,212
  Receivable for capital stock sold ..........................           33,901
                                                                   ------------
  Total assets ...............................................       61,927,288
                                                                   ------------

LIABILITIES
  Payable for capital stock redeemed .........................           52,167
  Advisory fee payable .......................................           30,834
  Accrued expenses ...........................................           47,248
                                                                   ------------
  Total liabilities ..........................................          130,249
                                                                   ------------
NET ASSETS ...................................................     $ 61,797,039
                                                                   ============

COMPOSITION OF NET ASSETS
  Capital stock, at par ......................................     $      5,291
  Additional paid-in capital .................................       60,121,232
  Undistributed net investment income ........................        3,441,643
  Accumulated net realized loss on investments ...............       (3,479,339)
  Net unrealized appreciation of investments .................        1,708,212
                                                                   ------------
                                                                   $ 61,797,039
                                                                   ============

Class A shares
  Net assets .................................................     $ 58,169,934
                                                                   ============
  Shares of capital stock outstanding ........................        4,979,438
                                                                   ============
  Net asset value per share ..................................     $      11.68
                                                                   ============

Class B shares
  Net assets .................................................     $  3,627,105
                                                                   ============
  Shares of capital stock outstanding ........................          311,541
                                                                   ============
  Net asset value per share ..................................     $      11.64
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest ......................................................   $ 4,025,188
                                                                    -----------

EXPENSES
  Advisory fee ..................................................       350,210
  Distribution fee - Class B ....................................         5,408
  Custodian .....................................................        82,023
  Administrative ................................................        66,000
  Audit and legal ...............................................        34,670
  Printing ......................................................        13,153
  Directors' fees ...............................................         1,498
  Transfer agency ...............................................           874
  Miscellaneous .................................................         5,963
                                                                    -----------
  Total expenses ................................................       559,799
                                                                    -----------
  Net investment income .........................................     3,465,389
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions ..................    (1,416,162)
  Net change in unrealized appreciation/depreciation
    of investments ..............................................     4,129,962
                                                                    -----------
  Net gain on investments .......................................     2,713,800
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 6,179,189
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                            Year Ended              Year Ended
                                                                            December 31,           December 31,
                                                                                2000                   1999
                                                                            ------------           ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ................................................    $  3,465,389           $  3,329,645
  Net realized loss on investments .....................................      (1,416,162)            (1,960,143)
  Net change in unrealized appreciation/depreciation of investments ....       4,129,962             (2,786,439)
                                                                            ------------           ------------
  Net increase (decrease) in net assets from operations ................       6,179,189             (1,416,937)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ............................................................      (3,308,824)            (2,355,508)
    Class B ............................................................         (89,188)                    -0-
  Net realized gain on investments
    Class A ............................................................              -0-            (1,423,816)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease) ..............................................      (2,925,641)             8,720,062
                                                                            ------------           ------------
  Total increase (decrease) ............................................        (144,464)             3,523,801
NET ASSETS
  Beginning of period ..................................................      61,941,503             58,417,702
                                                                            ------------           ------------
  End of period (including undistributed net investment income of
    $3,441,643 and $3,374,992, respectively) ...........................    $ 61,797,039           $ 61,941,503
                                                                            ============           ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax reclassification of paydown gain/loss, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .60% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, the Portfolio received no such waivers/reimbursements.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ............................           $ 26,931,251
U.S. government and agencies ...........................            104,807,798
Sales:
Stocks and debt obligations ............................           $ 28,407,928
U.S. government and agencies ...........................            104,746,336

At December 31, 2000, the cost of investments for federal income tax purposes was $59,387,631. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................            $ 1,773,954
Gross unrealized depreciation ..........................                (92,615)
                                                                    -----------
Net unrealized appreciation ............................            $ 1,681,339
                                                                    ===========

At December 31, 2000, for federal income tax purposes, the Portfolio had a net capital loss carryforward of $3,445,130 of which $1,546,295 expires in the year 2007, and $1,898,835 expires in the year 2008.

Capital losses incurred after October 31 ("post-October losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $7,336 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                     ---------------------------------         ---------------------------------
                                                   SHARES                                     AMOUNT
                                     ---------------------------------         ---------------------------------
                                      Year Ended           Year Ended           Year Ended          Year Ended
                                      December 31,        December 31,         December 31,        December 31,
                                         2000                 1999                 2000                1999
                                     ------------         ------------         ------------         ------------
Class A
Shares sold .......................       666,409            2,407,804         $  7,513,963         $ 27,841,628
Shares issued in reinvestment of
  dividends and distributions .....       305,524              337,139            3,308,824            3,779,324
Shares redeemed ...................    (1,406,462)          (2,092,575)         (15,772,586)         (24,336,452)
                                     ------------         ------------         ------------         ------------
Net increase (decrease) ...........      (434,529)             652,368         $ (4,949,799)        $  7,284,500
                                     ============         ============         ============         ============

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

                                      --------------------------------          --------------------------------
                                                  SHARES                                     AMOUNT
                                      --------------------------------          --------------------------------
                                      Year Ended        June 2, 1999* to        Year Ended        June 2, 1999* to
                                      December 31,         December 31,         December 31,        December 31,
                                         2000                 1999                 2000                 2000
                                      -----------          -----------          -----------          -----------
Class B
Shares sold ........................      255,354              169,657          $ 2,849,180          $ 1,893,421
Shares issued in reinvestment of
  dividends ........................        8,258                   -0-              89,188                   -0-
Shares redeemed ....................      (80,914)             (40,814)            (914,210)            (457,859)
                                      -----------          -----------          -----------          -----------
Net increase .......................      182,698              128,843          $ 2,024,158          $ 1,435,562
                                      ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------

*     Commencement of distribution.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     --------------------------------------------------------------------------
                                                                                        CLASS A
                                                     --------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                     --------------------------------------------------------------------------
                                                        2000            1999          1998            1997               1996
                                                     ----------     ----------     ----------      ----------        ----------
Net asset value, beginning of period ............... $    11.18     $    12.27     $    11.93      $    11.52        $    11.66
                                                     ----------     ----------     ----------      ----------        ----------
Income From Investment Operations
Net investment income (a) ..........................        .67            .64            .63(b)          .68(b)            .66(b)
Net realized and unrealized gain (loss) on
  investment transactions ..........................        .52           (.94)           .32             .29              (.39)
                                                     ----------     ----------     ----------      ----------        ----------
Net increase (decrease) in net asset value from
operations .........................................       1.19           (.30)           .95             .97               .27
                                                     ----------     ----------     ----------      ----------        ----------
Less: Dividends and Distributions
Dividends from net investment income ...............       (.69)          (.49)          (.55)           (.54)             (.28)
Distributions from net realized gains ..............         -0-          (.30)          (.06)           (.02)             (.13)
                                                     ----------     ----------     ----------      ----------        ----------
Total dividends and distributions ..................       (.69)          (.79)          (.61)           (.56)             (.41)
                                                     ----------     ----------     ----------      ----------        ----------
Net asset value, end of period ..................... $    11.68     $    11.18     $    12.27      $    11.93        $    11.52
                                                     ==========     ==========     ==========      ==========        ==========
Total Return
Total investment return based on net asset value (c)      11.08%         (2.45)%         8.22%           8.68%             2.55%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......... $   58,170     $   60,504     $   58,418      $   36,198        $   29,150
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......        .95%           .86%           .78%            .84%              .92%
  Expenses, before waivers and reimbursements ......        .95%           .86%           .91%            .84%              .98%
  Net investment income ............................       5.95%          5.51%          5.24%(b)        5.89%(b)          5.87%(b)
Portfolio turnover rate ............................        236%           172%           235%            114%              137%

--------------------------------------------------------------------------------

See footnote summary on page 18.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         ------------------------------
                                                                                     CLASS B
                                                                         ------------------------------
                                                                            Year               June 2,
                                                                           Ended             1999(d) to
                                                                        December 31,         December 31,
                                                                            2000                1999
                                                                         ---------            ---------

Net asset value, beginning of period ................................... $   11.16            $   11.13
                                                                         ---------            ---------
Income From Investment Operations
Net investment income (a) ..............................................       .63                  .33
Net realized and unrealized gain (loss) on investment transactions .....       .53                 (.30)
                                                                         ---------            ---------
Net increase in net asset value from operations ........................      1.16                  .03
                                                                         ---------            ---------
Less: Dividends
Dividends from net investment income ...................................      (.68)                  -0-
                                                                         ---------            ---------
Net asset value, end of period ......................................... $   11.64            $   11.16
                                                                         =========            =========
Total Return
Total investment return based on net asset value (c) ...................     10.84%                 .27%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............................. $   3,627            $   1,438
Ratios to average net assets of:
  Expenses .............................................................      1.20%                1.15%(e)
  Net investment income ................................................      5.67%                5.48%(e)
Portfolio turnover rate ................................................       236%                 172%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
U.S. Government/High Grade Securities
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government/High Grade Securities Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government/High Grade Securities Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 1, 2001

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)     Member of the Audit Committee.

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